April 11, 2024

INTRODUCTION Joseph DeNardi Senior Vice President, Investor Relations & Treasurer

3SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions identify forward-looking statements in this presentation. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are subject to numerous assumptions, risks, and uncertainties, and other factors, many of which are outside the control of SAIC. These factors could cause actual results to differ materially from such forward-looking statements. Risks, uncertainties and assumptions that could cause SAIC’s actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to, those described in the “Risk Factors” section of SAIC’s most recent Form 10-K filed with the Securities and Exchange Commission (“SEC”) and updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. The reports referenced above are available on SAIC’s website at www.saic.com or on the SEC’s website at www.sec.gov. No assurance can be given that the results of events described in forward-looking statements will be achieved and actual results may differ materially from these statements. SAIC disclaims any obligation to update any forward-looking statements provided in this presentation to reflect subsequent events, actual results, or changes in SAIC’s expectations. All information in these slides are as of April 11, 2024. SAIC expressly disclaims any duty to update any forward-looking statement provided in this release to reflect subsequent events, actual results or changes in SAIC’s expectations. SAIC also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others. This presentation includes non-GAAP financial measures. Such non-GAAP measures should be considered in addition to, not a substitute for, the corresponding GAAP financial measure. A reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measure is included in SAIC's most recent earnings release attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2024. INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

4SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Investor Day Agenda 10:45 Registration 10:55 - 11:00 Introduction Joseph DeNardi Senior Vice President 11:00 - 11:35 SAIC Strategy and Future Outlook Toni Townes-Whitley Chief Executive Officer 11:35 - 12:05 Differentiated Solution Portfolio & ROIC Lauren Knausenberger Chief Innovation Officer 12:05 - 1:00 Customer Innovation Showcase 1:00 - 1:10 Break 1:10 - 1:25 Financial Update Prabu Natarajan Chief Financial Officer 1:25 - 2:00 Q&A INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

SAIC STRATEGY AND FUTURE OUTLOOK Toni Townes-Whitley Chief Executive Officer

INTRODUCTION | SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

New SAIC Executive Leadership Organization



TONI TOWNES-WHITLEY
Chief Executive Officer

FUNCTIONAL/IF LEADERS



PRABU NATARAJAN
Executive Vice President and Chief Financial Officer



HILARY HAGEMAN
Executive Vice President, General Counsel and Corporate Secretary



MICHELLE O'HARA
Executive Vice President and Chief Human Resources Officer



TIM TURITTO
Executive Vice President of Enterprise Operations & Chief of Staff to the CEO



LAUREN KNAUSENBERGER
Executive Vice President and Chief Innovation Officer

BUSINESS LEADERS



VINNIE DIFRONZO
Executive Vice President
Air Force and Combatant Commands Business Group



JOSH JACKSON
Executive Vice President
Army Business Group



DAVID RAY
Executive Vice President
Space and Intelligence Business Group



BARBARA SUPPLEE
Executive Vice President
Navy Business Group



SRINI ATTILI
Executive Vice President
Civilian Business Group

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INTRODUCTION | SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

SAIC Fiscal Year 2027 Targets

REVENUE

$7.95B - $8.10B

~5% organic revenue growth

EBITDA*

$750M – $780M

FY27 adj. EBITDA margin* guidance of 9.4% - 9.6%

FREE CASH FLOW*

$550M

~$12/share

* A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure

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8SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Financial Path Forward (FY25 – FY27) INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A ORGANIC GROWTH Implementing an enterprise operating model, standardizing the BD function and redesigning incentive comp to deliver profitable organic growth rates inline with or better than peers BALANCING REVENUE GROWTH & MARGINS Accelerating organic growth to maximize long-term EBITDA $$ and free cash flow, while improving margins RECOMPETE WIN RATES Intense focus on solving recompete challenges and returning win rates to a more typical 80% - 90% range CAPITAL DEPLOYMENT PRIORITIES Priority is unchanged with a focus on returning capital to shareholders via share repurchases and accelerating strategy with capability-targeted M&A INVESTMENT SPENDING Focused investment spend in FY25 & FY26 with expected ROIC in FY27 producing mid-single digit growth and margin improvement

9SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy SAIC Enterprise Growth Strategy Overview INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

10SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Customer Focus INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

11SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Portfolio Pivot INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

INTRODUCTION | SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Growth Vectors

Civilian

Action: *Leveraging our current footprint to expand our capabilities across the sector*

Rationale
- ✓ Larger addressable market over DoD and Intel
- ✓ High growth sector (> 4.5%) with more accretive margins
- ✓ Rebalances our portfolio across sectors

Mission Advisory

Action: *Launch new high-margin consulting business; focused on Enterprise / Mission IT in Civilian sector*

Rationale
- ✓ High growth (>6.0%) and double-digit margins
- ✓ Leverages our customer intimacy and technical expertise
- ✓ Provides opportunity to pull through large mission implementations

Enterprise / Mission IT

Action: *Accelerate transition to higher-margin XaaS; increase bid volumes leveraging enterprise differentiators*

Rationale
- ✓ Largest addressable market across all sectors
- ✓ Tightest alignment to SAIC offerings and budget certainty
- ✓ Highest margins in current portfolio

Integrated Solutions

Action: *Shift current contracts from labor-based services to integrated solutions*

Rationale
- ✓ Increases customer value and drives margin expansion
- ✓ Value creation improves recompete rates
- ✓ Strengthens SAIC's position as a mission integrator

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13SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A Go-to-Market Pivot

INTRODUCTION | SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Enterprise Performance Metrics

Enterprise + Business Group Performance Scorecard

	Metric
Portfolio	Submits
Portfolio	% New Business
Portfolio	Total Awards
Portfolio	Recompete Win Rate
Portfolio	New Business Win Rate
Portfolio	Book-to-Bill
Financial	Revenue
Financial	Organic Growth
Financial	Organic Growth vs. Peers
Financial	Adjusted EBITDA
Financial	Adjusted EBITDA Margin %
Financial	Adjusted EBITDA $ Growth vs. Peers
Financial	Adjusted Operating Cash Flow
Financial	Adjusted Operating Cash Flow Conversion vs. Peers
Culture	Internal Fills % - Critical Skills
Culture	Voluntary Turnover (Critical Skills)

Enterprise Strategy Scorecard

			Year-to-Date Performance								
			Trend	Actual vs. Plan	Actual	Plan	Variance to Plan	FY25 Plan	FY24 Actuals	FY26 Goals
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	Book-to-Bill								
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	Total Awards								
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	Qualified pipeline								
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	Submits								
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	Revenue								
Portfolio	Increase Organic Revenue at 3% - 4% CAGR FY24-27	On-contract growth								
Portfolio	Increase Operating Margin	Adj. EBITDA Margin								
Portfolio	Grow in Selected Vectors	% of Cost Plus TCV in Pipeline								
Portfolio	Grow in Selected Vectors	Qualified Pipeline in FedCiv / S&L								
Portfolio	Grow in Selected Vectors	Qualified Pipeline in Mission & Enterprise IT								
Portfolio	Grow in Selected Vectors	Fed Civ / S&L Revenue								
Portfolio	Grow in Selected Vectors	Mission & Enterprise IT Revenue								
Go-to-Market	Repeatable & Scaleable Technology	% of Bids Proposed incl. IF Capabilities								
Go-to-Market	Repeatable & Scaleable Technology	% of Programs Using IF Capabilities								
Go-to-Market	Repeatable & Scaleable Technology	% of Actual COS Revenue								
Go-to-Market	Repeatable & Scaleable Technology	% of IF Affiliated Revenue								
Go-to-Market	Customer Intimacy	Recompete win rate								
Go-to-Market	Customer Intimacy	Client Assessments								
Go-to-Market	Strengthen Internal Talent	Internal Fills % - Critical Skills								
Culture	Align Culture with Strategy	Culture Survey								
Brand	Align Brand with Strategy	TBD								

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INTRODUCTION | SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Best in Class Enterprise Business Development

Recompete Focus

- Recompete starts day 1 of a new program mentality
- Standardized processes with granular metrics and guardrails for program delivery, BD/Capture
- Deliberate infusion of innovation to drive on-contract-growth
- Positioning SAIC as long-term partner for national imperatives


PROPOSAL DEVELOPMENT
WIN
SELF-DISRUPT
CAPTURE & SOLUTIONING
RECOMPETE BD/CAPTURE
PROGRAM CONTINUATION
ON-CONTRACT GROWTH
PROGRAM EXECUTION
PROGRAM KICKOFF
PROGRAM EXECUTION

Capture Lifecycle

- Increasing submit level to $30B/year in FY27
- Bidding into high-growth vectors to increase organic growth
- Focus on consistency across enterprise, adherence to process
- Investing to build best in class BD team with proven professionals
- Redesign of incentive programs aligned to growth strategy


PROPOSAL DEVELOPMENT
WIN
QUALIFICATION
CAPTURE & SOLUTIONING
NEW BUSINESS

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16SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy SAIC Enterprise Growth Strategy Overview INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

17SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy SAIC Enterprise Growth Strategy Overview INTRODUCTION SAIC STRATEGY AND FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

DIFFERENTIATED SOLUTION PORTFOLIO & ROIC Lauren Knausenberger Chief Innovation Officer

19SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy WHY SAIC? WHY NOW? 19SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I

INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Who We Are & What We Do

DELIVERY

INNOVATION FACTORY

STRATEGY
CTO
PRODUCT, PARTNERSHIPS & VENTURES

DELIVERY SUCCESS

Team-of-teams agile delivery services by the sprint; managed service delivery for O&M

PRODUCT & SOLUTION DEVELOPMENT

Buy, Borrow/Partner, Build, Integrate Differentiation

SUBJECT MATTER EXPERT SUPPORT

Compose solutions and offerings (e.g., demos, customer pre-deal shaping) that address requirements of a specific customer need

TECH ADVISORY

Customer problem solving / success packages

% OF TOTAL CAPABILITY SPEND

~67% DIGITAL (AI, SECURE CLOUD & DATA, DELIVERY)

~33% ENGINEERING

BILLABILITY

Delivery Services =	Rest of Org =
92%+ billable	30% billable + 10% B&P + 60% capabilities

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INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Differentiated Solutions Portfolio

SECURE MULTI-CLOUD
CloudScend
- Fast, scalable migration of systems / apps
- Enhanced security via Zero Trust, Trust Resilience
- Operates across multiple CSPs and multiple security domains

OPERATIONAL AI
Data Science Suite, KDP, Tenjin, AI Advisory
- Infrastructure for rapid deployment and integration across mission systems
- Turns mission owners into citizen data scientists
- Force multiplier for workforce Fosters trust, adoption, and model explainability

SECURE DATA ANALYTICS
- Shared data layer across multiple stakeholders at varied levels of security
- Elastic scalability from edge to global exabyte scale
- Modular approach for integration into legacy system from the enterprise to the edge

DIGITAL ENGINEERING
ReadyOne Licenses
- Highly-tailorable, fully-integrated, & rapidly deployable solution
- Seamless interoperability of data across the entire engineering lifecycle
- Open architecture approach to systems integration

SYSTEM OF SYSTEMS INTEGRATION
cUAS, Torpedoes, MLRS, Air Crew Trainers
- Rapid Integration of hardware, software, data models, and OEM components
- Tailored to problem statement; vendor / tech agnostic

ON-DEMAND SOLUTION DELIVERY
DevSecOps Sprints, DE Jump Packages
- On-demand delivery of secure, functioning solutions in days / weeks
- Streamlined, agile-friendly acquisition and efficient execution

+ Mission Knowledge + Talent + Reputation of Trust + Past Performance + Delivery Models

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INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

SAIC'S Approach to Fostering Innovation

Unlock the latent value of our IP by shaping mission driven capabilities into repeatable customer outcomes.


INPUTS AND INTEL
Customer signals | Customer use cases | Mission requirements
Marketing intelligence and data
Alignment to enterprise strategic planning
TECH CAPABILITIES
ENTERPRISE TECH ACUMEN
INVESTMENT EFFICIENCY
INNOVATION ECOSYSTEM
EXTERNAL BRANDING
BUSINESS GROUP MARKET BASED SELLING
AFDODAC
CIVILIAN
ARMY
NAVY
SPACE AND INTEL

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23SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Key Metrics to Assess Innovation Factory Impact REVENUE ADOPTION IF AFFILIATED REVENUE Total revenue captured on a contract awarded to SAIC because of our differentiated IF offerings IF DISCREET REVENUE Offering-specific revenues captured by SAIC directly attributable to our differentiated IF offerings IF-DRIVEN ON CONTRACT GROWTH Outcome-based revenue captured through sales of differentiated IF offerings into the ceiling of existing contracts TECHNICAL SCORES AND WIN RATES Increase in sales and/or positive IF offering feedback from proposal evaluations IF ALIGNMENT TO BID VOLUME Percentage of total bids that include SAIC’s differentiated IF offerings INTERNAL ADOPTION Extent to which SAIC incorporates our differentiated customer-facing solutions into our own operations INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Solutions Portfolio Aligned with National Imperatives

TODAY'S DEMOS

Data Science Suite

Border of the Future,
All Domain Warfighting

CloudScend

All Domain Warfighter,
Citizen Experience

ReadyOne

Next Gen Space,
Undersea Dominance

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FINANCIAL UPDATE Prabu Natarajan Chief Financial Officer

26SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy SAIC Investment Case TRACK RECORD OF DELIVERING ON COMMITMENTS Keen focus on consistent execution, transparency with investors, and aligning incentives with shareholder value drives strong track record CONSISTENT ORGANIC REVENUE GROWTH FY22 to FY27 average organic growth of ~3.5% supported by exposure to durable and growing total addressable market MARGIN IMPROVEMENT WITH ~10% LONG-TERM TARGET Strong base of cost-type contracts provides stability while fixed-price and T&M portfolio along with increasing differentiation and Factory solutions drive upside to EBITDA and margins COMPOUNDING FREE CASH FLOW PER SHARE GROWTH Mid-single-digit growth in free cash flow and lowering WASO by 4% - 5% annually expected to drive free cash flow per share of ~$12 in FY27 from ~$8 in FY23 CAPITAL DEPLOYMENT BIASED TO SHARE REPURCHASES FY25 to FY27 plan assumes $375M of annual repurchases with additional capacity for incremental repo or tuck-in M&A INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

27SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy * A non-GAAP financial measure; such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure. ** Target net leverage reflects approximate leverage ratio expected over the course of the multi-year plan. FY24A FY25 FY26 FY27 Revenue $7.444B ($7.26B excl. L&SCM) $7.35B - $7.50B $7.55B - $7.75B $7.95B - $8.10B Organic Growth 7.4% 2% - 3% 2% - 4% 4% - 6% Adjusted EBITDA %* 9.0% 9.2% - 9.4% 9.3% - 9.5% 9.4% - 9.6% Adjusted EBITDA $668M ~$690M ~$720M ~$765M Adjusted Diluted EPS* $7.88 $8.00 - $8.20 $8.90 - $9.10 $9.90 - $10.10 Diluted WASO 53.7M ~51M ~48.5M ~46.5M Free Cash Flow* $486M $490M - $510M $510M - $530M $540M - $560M FCF per Share* $9.05 ~$10 ~$11 ~$12 Share Repurchases $357M $350M - $400M $350M - $400M $350M - $400M Target Net Leverage** ~3.0x ~3.0x ~3.0x ~3.0x Multi-Year Financial Targets INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A

INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Multi-Year Financial Targets

	FY24A		FY25		FY26		FY27
	2023 Investor Day	2024 Investor Day	2023 Investor Day	2024 Investor Day	2023 Investor Day	2024 Investor Day	
Revenue	$7.125B	$7.444B ($7.26B excl. L&SCM)	$7.2B	$7.35B - $7.50B	$7.4B	$7.55B - $7.75B	$7.95B - $8.10B
Organic Growth	~3%	7.4% ⬆	~3%	2% - 3%	~3%	2% - 4%	4% - 6%
Adjusted EBITDA %*	9.3%	9.0%	9.5%	9.2% - 9.4%	9.5% - 9.7%	9.3% - 9.5%	9.4% - 9.6%
Adjusted EBITDA	~$660M	$668M ⬆	~$685M	~$690M ⬆	~$710M	~$720M ⬆	~$765M
Adjusted Diluted EPS*	$6.90	$7.88 ⬆	$7.70	$8.00 - $8.20 ⬆	$8.60	$8.90 - $9.10 ⬆	$9.90 - $10.10
Diluted WASO	~54M	53.7M ⬆	~51M	~51M	~48M	~48.5M	~46.5M
Free Cash Flow*	$470M	$486M ⬆	$490M	$490M - $510M ⬆	$515M	$510M - $530M ⬆	$540M - $560M
FCF per Share*	~$9	$9.05 ⬆	~$10	~$10	~$11	~$11	~$12
Share Repurchases	~$375M	$357M	~$300M	$350M - $400M ⬆	~$300M	$350M - $400M ⬆	$350M - $400M
Target Net Leverage**	~3.0x	~3.0x	~3.0x	~3.0x	~3.0x	~3.0x	~3.0x

** A non-GAAP financial measure; such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure.*
*** Target net leverage reflects approximate leverage ratio expected over the course of the multi-year plan.*

⬆ Represents increase compared to 2023 Investor Day

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INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Compensation Aligned with TSR, EBITDA and Cash Flow

SHORT-TERM INCENTIVE PLAN

PERFORMANCE TARGETS AND WEIGHTINGS

Revenue 33.3%
Adjusted EBITDA* 33.3%
Adjusted Operating Cash Flow* 33.3%

PERFORMANCE SCALE

Peer informed and narrowed to drive outperformance

MULTIPLIERS

0.5x – 1.2x individual leadership multiplier

LONG-TERM INCENTIVE PLAN

PERFORMANCE TARGETS AND WEIGHTINGS

Adjusted EBITDA* 33.3%
Adjusted Operating Cash Flow* 33.3%
Relative TSR 33.3%

MIX

60% Performance Share Units
40% Restricted Share Units

** A non-GAAP financial measure. Such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure*

Incentive compensation designed to further align executive performance with shareholder value

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30SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Fiscal Year TCV of Submissions FY24 $17B FY25 $22B FY26 $25B FY27 $30B Value of Submissions to Increase through FY27 INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A Solid Organic Revenue Growth Expected to Continue + Revenue figures reflect midpoint of target range ** Results reflect four additional working days in FY23 and five fewer working days in FY24 * A non-GAAP financial measure; such non-GAAP measure should be considered in addition to, not a substitute for, the corresponding GAAP financial measure 3% 2% 7% 2.5% 3% 5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% FY22 FY23 FY24 FY25 Target FY26 Target FY27 Target SAIC Adjusted Organic Growth FY21 FY22 FY22 FY23 FY23 FY24 FY24 FY25 FY25 FY26 FY27 Revenues, as Reported $7,056 $7,394 $7,394 $7,704 $7,704 $7,444 + $7,444 + $7,425 + $7,425 + $7,650 + $8,025 + Acquired Revenue ($184) ($73) Divested Revenue $25 ($637) ($185) Working Days Adjustment** ($120) ($135) Adjusted Pro-forma Revenues $7,056 $7,235 $7,394 $7,511 $6,932 $7,444 + $7,259 $7,425 + $7,425 + $7,650 + $8,025 + Adjusted Organic Revenue y/y* 3% 2% 7% ~2.5% ~3% ~5% ~ ~ ~ Multi-year plan assumes increasing pipeline, improvement in submissions and revenue growth

31SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy $637 $678 $690 $720 $765 9.2% 9.3% 9.3% 9.4% 9.5% 9.1% 9.2% 9.2% 9.3% 9.3% 9.4% 9.4% 9.5% 9.5% 9.6% $550 $600 $650 $700 $750 $800 FY23* FY24* FY25 FY26 FY27 Adjusted EBITDA Adjusted EBITDA % Growth-Focused Investment Driving Increased EBITDA * Pro-forma to exclude L&SCM business divested in FY24 and other one-time items FY23 to FY24 Margin improvement driven by strong program execution, portfolio/contract mix, and effective cost management FY25 to FY26 Underlying margin improvement provides capacity for growth-focused reinvestment in (a) innovation & solutions and (b) BD INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A Strategy focused on maximizing long-term EBITDA & free cash flow via revenue growth and margin expansion

32SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy $83 $79 $76 $73 $70 $175 $302 $103 $126 $144 $245 $357 $375 $375 $375 $150 $150 $150 $457 $486 $500 $520 $550 $0 $100 $200 $300 $400 $500 $600 $700 $800 FY23 FY24 FY25 FY26 FY27 Dividends Debt Payment / Other Planned Share Repurchase Additional Share Repurchase / Tuck-in M&A Free Cash Flow Capital Deployment Outlook Strong free cash flow outlook provides significant capacity for capital returns to shareholders while maintaining leverage at ~3.0x INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A Plan assumes ~$375M of annual repurchases with capacity for incremental repo or tuck-in M&A

INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

Path to Free Cash Flow Per Share of ~$12


$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$8.19
FY23
$0.52
Increased Free Cash Flow
$0.34
Reduction in Share Count
$9.05
FY24
~$0.50
Increased Free Cash Flow
~$0.45
Reduction in Share Count
~$10
FY25
~$0.50
Increased Free Cash Flow
~$0.50
Reduction in Share Count
~$11
FY26
~$0.50
Increased Free Cash Flow
~$0.50
Reduction in Share Count
~$12
FY27

Consistent free cash flow per share growth remains the priority

SAIC. Asset-light technology integrator with shareholder-focused capital deployment strategy

SAIC PROPRIETARY INFORMATION | © SAIC. ALL RIGHTS RESERVED | 33

34SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Strategy Drives Increasing ROIC through FY27 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 FY27 R O IC (1) 12x 16x 20x 24x 28x 32x 36x 8% 10% 12% 14% 16% 18% 20% 22% En te rp ri se V al ue t o A dj . F C F(2) Return on Invested Capital SAIC in FY24 Peer 3 Peer 1 Peer 2 SAIC in FY27 Assuming midpoint of 2024 Investor Day targets (1) ROIC calculated as adjusted EBITDA less capex and assumes a 21% tax rate divided by invested capital; invested capital is calculated as total assets less cash and non-interest-bearing current liabilities. Prior year periods reflect actual results as reported while future years are based on midpoint of multi-year financial targets. (2) Adjusted free cash flow normalizes SAIC and peer data for the impact of Section 174 and other non-recurring items to improve comparability. INTRODUCTION SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger FINANCIAL UPDATE CFO Prabu Natarajan Q&A Lower capital intensity, improving margins, and shareholder-focused capital deployment drive higher ROIC SAIC in FY19

INTRODUCTION | SAIC STRATEGY & FUTURE OUTLOOK CEO Toni Townes-Whitley | DIFFERENTIATED SOLUTION PORTFOLIO & ROIC CIO Lauren Knausenberger | FINANCIAL UPDATE CFO Prabu Natarajan | Q&A

SAIC Investment Case

TRACK RECORD OF DELIVERING ON COMMITMENTS

Keen focus on consistent execution, transparency with investors, and aligning incentives with shareholder value drives strong track record

~3.5%
Organic Revenue CAGR
FY24 to FY27

~4.5%
Adjusted EBITDA CAGR
FY24 to FY27

~10%
FCF/shr CAGR
FY24 to FY27

FY2 … h of ~3.5% sup … dura … f 5%

MARGIN IMPROVEMENT WITH ~10% LONG-TERM TARGET

Strong … provides stability … portfolio along with increasing differentiation and Factory solutions drive upside to EBITDA and margins

COMPOUNDIN… FLOW PER SHAR…

… growth in … ted to drive … 4% - 5% … Y27 from ~$8

~$12
FY27 FCF/shr Target

>$1.3B
Capital* Returned to Shareholders
FY25 to FY27

CAPITAL DEPLOY… TO SHARE REPURCHASES

… plan assumes … additional capacity for incremental repo or tuck-in M&A

* Consists of planned share repurchases and dividends

SAIC. Asset-light technology integrator with shareholder-focused capital deployment strategy
SAIC PROPRIETARY INFORMATION | © SAIC. ALL RIGHTS RESERVED
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36SAIC PROPRIETARY INFORMATION I © SAIC. ALL RIGHTS RESERVED I Asset-light technology integrator with shareholder-focused capital deployment strategy Analyst Q&A